Exhibit 99.1

TRANSFORMING MORE THAN OUR NAME Strategy Presentation - October 23, 2019

This presentation has been prepared by Consolidated-Tomoka Land Co. (“we,” “us,” “our,” “CTO” or the “Company”) solely for informational purposes. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the following: the completion of the sale of properties to Alpine Income Property Trust, Inc. (“Alpine” or “PINE”) and the proposed initial public offering of Alpine’s common stock and the ability to obtain the economic and strategic benefits from the transactions related thereto and described in this presentation; closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof; the estimate of the cost of completing improvements to certain investments; the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains; our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions; the risks associated with development activities including potential tax ramifications; the ability to execute share repurchase transactions; the completion of 1031 transactions; the ability for the Company to convert to a real estate investment trust; the ability to achieve certain leasing activity including the timing and terms thereof; the Company’s determination to pay future dividends; as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management ENDNOTE REFERENCES (A) THROUGH (H) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 27 2 FORWARD LOOKING DISCLAIMER

Consolidated-Tomoka Land Co. Announces Two Major Strategic Initiatives · Captures REIT Market Opportunity · Ability to Grow · Sponsorship of Alpine Property Income Trust, Inc. (NYSE: PINE)(A), an externally managed, single-tenant net lease REIT. OP Units valued at $24.5 million based on a preliminary estimate of the mid-point of the public offering price range(B,C) 1. ▪ PINE to acquire 20 single-tenant net lease properties from CTO for approximately $126 million in cash and ▪ CTO to invest $7.5 million cash in Alpine for an approximate total investment of $32 million or ownership of approximately 17.5% of Alpine(B,C) CTO to externally manage PINE pursuant to management agreement with five year term with base fee based on total equity of PINE and opportunity for incentive fee · Retain Optionality · Opportunistic Platform · ▪ 2. Consolidated-Tomoka becomes CTO Realty Growth, Inc. (CTO). ▪ ▪ ▪ CTO to focus on higher return income property investments Initial focus on multi-tenant office and retail properties in major MSAs and growth markets throughout U.S. CTO to reinvest approximately $126 million from PINE transaction and approximately $97 million from Land JV through 1031 exchanges CTO will remain a C-Corp CTO will retain optionality for converting to a REIT in the future ▪ ▪ 3 For Notes (A), (B) and (C) refer to the Endnotes in the Appendix. UNLOCKING AND CREATING VALUE

THE TRANSFORMATION INTO A MORE OPPORTUNISTIC, TOTAL RETURN REAL ESTATE COMPANY (CTO) AND THE CREATION OF A PURE-PLAY, SINGLE-TENANT NET LEASE REIT (PINE) Loan Investments $18mm Other(5) $22mm Multi-Tenant(4) $93mm(D) (2) (1) (TODAY) Single-Tenant Net Lease $250mm (D) Cash & 1031 Restricted Cash $231mm Cash & 1031 Restricted Cash $105mm (CTO) Other(5) $22mm Loan Investments $18mm PINE Investment $32mm ▪ External Management Agreement $126mm Cash; OP Units having an assumed initial value of $24mm(6) Multi-Tenant(4) $93mm(D) Single-Tenant Net Lease $429mm(D) ▪ Cash $19mm (3) Single-Tenant Net Lease $150mm (PINE) *All figures are approximations For Note (D) refer to the Endnotes in the Appendix. (1) (2) (3) Debt is $283.9mm (at face value) Pro Forma Post PINE IPO Debt is $291.4mm Debt is $0 (4) Includes Ground and Master Leases (5) Includes Subsurface Rights, Downtown Daytona Land and Other Assets (6) Based on the anticipated midpoint of price range in the PINE IPO 4 Creating and Unlocking Value for CTO Shareholders STRATEGIC TRANSFORMATION

TOTAL RETURN VEHICLE FOCUSED ON MAXIMIZING NAV YIELD-ORIENTED VEHICLE FOCUSED EXCLUSIVELY ON SINGLE-TENANT NET LEASE INVESTMENTS properties with longer term lease durations tenant net lease properties, subject to certain additional single-tenant net lease properties from CTO for acquisitions of single-tenant net lease properties revolving credit facility 5 For Notes (E) and (F) Refer to the Endnotes in the Appendix. Alpine will focus exclusively on single-tenant net lease PINE will have the exclusive right to acquire single-exceptions, and a right of first offer to acquire Consistent quarterly dividend payor Cost-efficient external management from CTO REIT structure provides a more efficient cost of capital No initial leverage and anticipated $100mm unsecured CTO will redeploy ≈$223mm in 1031 proceeds from property sale to Alpine and Land JV transaction into high-quality multi-tenant office and retail properties with opportunistic investment optionality CTO will serve as external manager of PINE – base management fee of 1.5% of total equity and an opportunity for incentive fee based on total return for PINE shareholders Maintain C-Corp structure, retaining optionality for REIT conversion in the future Continue to opportunistically pursue buyback program(E, F) Meaningful exposure to income and growth opportunity of single-tenant net lease focused REIT TWO DIFFERENT COMPANIES WITH DIFFERENT INVESTMENT DYNAMICS

MD AZ CA 2% 2% 1% WA NY 2% 2% CO 6% FL 25% VA 12% TX 17% NM 15% NC 16% 32 $21.9mm 27% ≈1.5mm 53% 43% Investment Grade Tenants(H) 52% 73% States 11 4% Retail Single-Tenant Multi-Tenant Office Hotel Note: These percentages are prior to re-investing proceeds from sale to Alpine and Land JV For Notes (G) and (H) refer to Endnotes in the Appendix (1) $ in millions (2) Square feet in millions 6 Total Square Feet(2) Annualized NOI(1) (G) Total Properties CTO INCOME PORTFOLIO – POST ALPINE

A REAL ESTATE INVESTMENT COMPANY FOCUSED ON VALUE-ADD AND OPPORTUNISTIC INVESTMENTS GROW Multi-Tenant Opportunistic Acquisitions GROW Manage and Retain Ownership in Alpine REIT (PINE) GROW Loan Investment Portfolio CTO JV Interests, Mineral Rights and Other Retained Net Lease Portfolio OPTIMIZE OPTIMIZE 7 CTO Realty Growth HOW WILL GROWTH STRATEGY BE DIFFERENTIATED?

 Recently enacted IRS rules prohibit the spin-off of a REIT or a spin-off of C-Corp with the remaining company converting to a REIT within 10 years  These changes eliminate many alternatives to the current strategy  Lack of “pure-play” category for existing investments  Continuing high level of non-traditional assets, such as land joint ventures, subsurface and mineral rights, limit dividend yield and similar REIT structures have traded at perpetual discounts to NAV  Lower tax basis assets are a distraction for REIT investors  Large taxable E&P dividend (approximately $33 million) would be unfavorable to some CTO shareholders  20% of E&P dividend paid in cash would adversely impact liquidity (possibly increase leverage)  Flexibility remains to convert to a REIT in the future based on the reinvestment of 1031 cash into higher return, REIT-friendly assets and monetization of residual assets  Continue to manage two land Joint Ventures and 460K acres of mineral rights  Land JV allows for proactive land management that was not permitted under a 1031 strategy 8 Joint Venture Interests and Mineral Rights CTO Maintains Option to Convert to REIT in the Future E&P Dividend CTO would likely not trade well as a REIT Today Prohibition of REIT Spin-Offs WHY NOT CONVERT CTO INTO A REIT TODAY?

▪ Multi-tenant Strategy: CTO will pursue multi-tenant office, retail and/or mixed-use properties, located in top MSAs within the United States, that generate current yield while possessing future potential yield enhancement though vacancy lease-up, redevelopment or rolling in-place rents to higher market rates. ▪ CTO’s Strategic Focus: Consistently invest in income-producing assets with high-risk adjusted yields. Multi-tenant office complex Santa Clara, CA Multi-Tenant Retail Center Winter Park, FL Multi-Tenant Retail Sarasota, FL Acquired October 2016 ($37.0mm) Acquired December 2014 ($3.1mm) Acquired October 2014 ($19.1mm) Sold June 2019 $37mm/15% unlevered IRR Sold August 2019 14% unlevered IRR Sold February 2019 11% unlevered IRR 9 ▪CTO has demonstrated experience of successful real estate investments supporting strategic focus ▪Loan Investment Strategy: CTO may originate and/or purchase first mortgage or mezzanine loans that provide higher risk-adjusted returns than ownership investments. Asset classes may include office, retail, mixed-use, hospitality and/or land. CTO Realty Growth Strategies MULTI-TENANT AND INVESTMENT STRATEGY

99 YEAR GROUND LEASE | ACQUIRED JULY 2019 INVESTMENT THESIS – GROWTH MARKET ▪ Owner faced near-term maturity on construction loan for newly developed 93-key hotel CTO originated a 99-year ground lease and a short-term bridge loan on the leasehold improvements CTO created a secure ground lease with rent escalations and potential for percentage rent as well as a high yield loan ▪ ▪ 10 THE CARPENTER HOTEL | AUSTIN, TX

SINGLE-TENANT RETAIL | ACQUIRED FEBRUARY 2018 INVESTMENT THESIS – DEVELOPMENT OPTIONALITY ▪ CTO purchased the first and second floor vacant condominium interests and master-leased to family office with experience in high-street retail property Located in downtown Aspen which has high barriers to entry and little retail vacancy making it highly desirable for high-street tenants CTO created a passive investment at a discount to replacement cost with a growing cash-flow stream via rental escalations and potential percentage rent ▪ ▪ 11 ASPEN CORE BUILDING

SINGLE-TENANT OFFICE | ACQUIRED NOVEMBER 2015 INVESTMENT THESIS – MASTER LEASE ▪ The Wells Fargo Corporate Center is a 450,000 square foot office property leased 100% to Wells Fargo at a rent level of approximately 50% of current market rates Additionally, the property sits on approximately 40 acres of land and was originally intended to support additional office density CTO is in the process of designing and planning a new office property to take advantage of the limited supply available in the Raleigh market ▪ ▪ 12 WELLS FARGO | RALEIGH, NC

MULTI-TENANT OFFICE | ACQUIRED JULY 2015 INVESTMENT THESIS Purchased a top, class A office building in Jacksonville at 7.6% cap rate and below replacement cost Brooklyn Riverside Apartments 220 Riverside Apartments OPERATIONAL ACTIONS ▪ ▪ Changed management and leasing companies Invested in deferred maintenance and cosmetic CapEx Renewing tenants and pushing rents ▪ 13 245 Riverside 245 RIVERSIDE | JACKSONVILLE, FL

MULTI-TENANT RETAIL | ACQUIRED MARCH 2017 INVESTMENT THESIS – REPOSITION OPPORTUNITY Downtown ▪ Urban in-fill shopping center covering over 10 acres CTO actively remerchandising tenant line-up while rolling current rents to market rates Future redevelopment opportunity in supply constrained micro-market supported by affluent demographics and growing private college Fort Worth ▪ ▪ 38,316 SF 14 WESTCLIFF |FORT WORTH, TX

SINGLE-TENANT RETAIL / ENTITLED LAND | ACQUIRED JANUARY 2018 INVESTMENT THESIS – CREATING INCOME ▪ CTO purchased a six-acre vacant beach front parcel in Daytona Beach, FL for $11 million from a lender that had foreclosed on a $25 million loan CTO, using its local development expertise, entitled the property for over one million square feet of density to allow multiple future development scenarios (hotel, condo, timeshare) To generate short-term income and provide a missing amenity to Daytona Beach, CTO executed two restaurant leases which provide passive income until future redevelopment is realized ▪ ▪ 15 BEACH RESTAURANTS

POTENTIAL LARGE-SCALE MIXED-USE DEVELOPMENT INVESTMENT THESIS – OPPORTUNITY ZONE INVESTMENT ▪ CTO assembled an approximately seven-acre, vacant site in downtown Daytona Beach near the new Brown & Brown office building that is creating over 600 jobs. CTO is in the process of entitling the parcel for multiple future uses including multi-family, retail, office and hospitality to take advantage of the downtown renaissance Located in an Opportunity Zone, CTO will look to sell the entitled parcel or possibly joint-venture and or develop all or a portion 6.87 ACRES ▪ ▪ 16 DOWNTOWN DAYTONA DEVELOPMENT SITE

Existing Portfolio – October 2019 LPGA International Golf Course ORLANDO LAND PARCEL ➢  Loan Amount: $8.25mm ➢  Loan Amount: $8.0mm ➢      Loan Amount: $2.1mm Loan Type: Leasehold First Mortgage Loan - Secured Security: 93-key Boutique Hotel Location: Austin, TX Rate: 11.5% Fixed Fees (Origination/Exit): 1.0%/0.75% Maturity: July 2020 Max Maturity: July 2020 Loan Type: First Mortgage Loan - Secured Security: 72 +/-acre land parcel Location: Orlando, FL Rate: 12% Fixed Fees (Origination/Exit): 2.0%/0.50% Maturity: June 2020 Max Maturity: June 2022 Location: Daytona Beach, FL Rate: 7.5% Term: Less than 1 year plus extensions                        17 $18.32mm OF TOTAL LOAN INVESTMENTS COMPONENT OF VALUE: LOAN INVESTMENTS

CTO OUTPERFORMANCE

Range: 8/31/2011-10/21/2019

Security	Price Change	Total Return	Compounded Annual Return
Consolidated-Tomoka (CTO)	139.1%	144.6%	11.1%
Russell 2000 (RTY)	113.3%	138.8%	11.0%
RMZ REIT Index (RMZ)	68.4%	133.2%	10.5%



180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
8/31/2011
2/29/2012
8/31/2012
2/28/2013
8/31/2013
2/28/2014
8/31/2014
2/28/2015
8/31/2015
2/29/2016
8/31/2016
2/28/2017
8/31/2017
2/28/2018
8/31/2018
2/28/2019
8/31/2019
CTO
RTY
RMZ
-CTO -RMZ -Russell 2000

Source: CapitalIQ

18

CONSOLIDATED TOMOKA MANAGEMENT


w/CTO Since 2011

JOHN P. ALBRIGHT
President & Chief Executive Officer
- Archon Capital, a Goldman Sachs Company
- Morgan Stanley
- Crescent Real Estate Equities


w/CTO Since 2012

MARK E. PATTEN
SVP & Chief Financial Officer
- CNL Hotels & Resorts
- KPMG
- Vistana Inc
- Simply Self Storage


w/CTO Since 2014

DANIEL E. SMITH
SVP, General Counsel, Corp. Secretary
- Goldman Sachs Realty Mgmt
- Crescent Real Estate Equities
- Hughes & Luce LLP (now K&L Gates)


w/CTO Since 2012

STEVEN R. GREATHOUSE
SVP of Investments
- N3 Real Estate
- Morgan Stanley
- Crescent Real Estate Equities


w/CTO Since 2005

TERESA THORNTON-HILL
VP, Assoc. GC & Asst. Corp. Secretary
- ICI Homes
- CobbCole
- Rogers Towers, P.A.


w/CTO Since 2015

E. SCOTT BULLOCK
VP, Real Estate
- International Speedway Corp.
- Crescent Resources (Duke Energy)
- Pritzker Realty Group
- Disney Development Co.


w/CTO Since 2013

LISA M. VORAKOUN
VP and Controller
- James Moore & Co.

15 TOTAL EMPLOYEES

19

20 GEORGE R. BROKAW Managing Partner, Trail Creek Partners LP Joined Board in 2018 CASEY R. WOLD Founder, Managing Partner & Chief Executive Officer, Vanderbilt Office Properties Joined Board in 2017 HOWARD C. SERKIN (VICE CHAIRMAN) Chairman, Heritage Capital, Inc. Joined Board in 2011 LAURA M. FRANKLIN (CHAIRWOMAN) ▪Former (Retired) Executive Vice President, Accounting and Administration, Corporate Secretary, Washington REIT Joined Board in 2016 CHRISTOPHER W. HAGA Partner and Head of Strategic Investments, Carlson Capital, L.P. Joined Board in 2017 BLAKE GABLE CEO of Barron Collier Companies Joined Board in 2018 ▪Morgan Stanley JOHN P. ALBRIGHT President & Chief Executive Officer ▪Archon Capital, a Goldman Sachs Company ▪Crescent Real Estate Equities Joined Board in 2011 BOARD OF DIRECTORS

PROVEN RESULTS 21 APPENDIX

MULTI-TENANT OFFICE | ACQUIRED OCTOBER 2016 INVESTMENT THESIS Acquired well-located office building in rapidly evolving densifying market with property that is entitled for additional FAR at a favorable cap rate OPERATIONAL ACTIONS Changed property management and leasing 22 RESULT: SOLD FOR AN UNLEVERED 15% IRR 3600 PETERSON WAY | SANTA CLARA, CA

MULTI-TENANT RETAIL | ACQUIRED OCTOBER 2014 INVESTMENT THESIS Acquired Class A urban infill grocery anchored shopping center in a rapidly growing downtown residential market with leasing upside OPERATIONAL ACTIONS ▪ ▪ ▪ Rebranded center Repainted, restriped and redesigned parking garage for better flow Renewed, leased and expanded tenancy 23 RESULT: SOLD FOR AN UNLEVERED IRR OF 11% WHOLE FOODS | SARASOTA,FL

MULTI-TENANT RETAIL | ACQUIRED DECEMBER 2014 INVESTMENT THESIS Acquired vacant 114,000 square foot, shopping center and vacant out-parcel pad site on 14 acres in Winter Park at opportunistic basis OPERATIONAL ACTIONS ▪ ▪ ▪ Renovated and repositioned property Changed leasing management Leased vacant Publix to new Anchor Tenant 24 Hour Fitness (now high performing store) and landed Junior Anchor Tenant (Pet Supplies Plus) Leased majority of remaining vacancy including vacant McDonald’s pad to Wawa ▪ 24 RESULT: SOLD FOR AN UNLEVERED IRR OF 14% THE GROVE |WINTER PARK, FL

GLENN HOTEL $17.5mm First Mortgage Atlanta, GA Rate: LIBOR + 450 SOUTHGATE MALL  $9.0mm B-Note Sarasota, FL Rate: LIBOR + 750 GLENN HOTEL $5.0mm Mezzanine Loan Atlanta, GA Rate: 12% fixed ➢      ➢      ➢      $4.0mm First Mortgage Volusia County, FL Rate: 11% fixed ➢      ➢      $14.5mm First Mortgage San Juan, PR Rate: LIBOR + 900 ➢     $10.0mm Mezzanine Loan Dallas, TX Rate: LIBOR + 725 ➢      $6.3mm Construction Loan Glendale, AZ Rate: 6% fixed SHERATON SAN JUAN DFW HYATT CONTAINER STORE ▪ First Mortgage Loans and Mezzanine Loans Lend against all real estate asset classes with an emphasis on office, retail, and mixed-use assets Focus on top 50 MSAs Attractive high current yields at reasonable LTVs Potential equity participation in some investments ▪ ▪ ▪ ▪ 25 TOTAL LOAN INVESTMENTS OF $66.3mm AND UNLEVERED IRR OF 17% 2 OTHER LOANS TRACK RECORD: LOAN INVESTMENTS

26 CTO ASSETS TO BE SOLD TO ALPINE

A. Alpine intends to apply to list its common stock on the New York Stock Exchange under the symbol “PINE” following the completion of its IPO. B. Based on CTO management’s current expectations. Definitive offering terms have not yet been finalized and are subject to change. C. CTO will receive a fixed number of OP Units for the contribution of five single-tenant net lease properties to PINE. However, the value of these units is not fixed and depends on the public offering price of PINE’s common stock in its proposed IPO. No assurance can be given as to actual value of the fixed number of OP Units to be received by CTO upon the completion of the transactions descri bed in this presentation. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. D. These values are derived based on applying a blend of cap rates to in place net operating income generated by the Company’s i ncome property portfolio. The Company believes that the cap rates utilized are consistent with market. There can be no assurance that the cap rates used are appropriate for the Company’s portfolio of income properties or that such cap rates would equate to an appropriate valuation that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. E. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. F. As of the date of this presentation, the Company meets the required coverage ratio in its revolving Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. G. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of October 16, 2019 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending September 30, 2019; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. H. Investment grade tenants are defined as tenants with a credit rating of BBB-or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. 27 ENDNOTES

TRANSFORMING CARPENTER HOTEL, AUSTIN, TX | 93 ROOMS MORE THAN OUR NAME ASPEN CORE BUILDING, ASPEN, CO | 19,596 SF Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 info@ctlc.com www.ctlc.com For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address noted, or at www.ctlc.com FIDELITY BUILDING, ALBUQUERQUE, NM | 210,000 SF 245 RIVERSIDE AVE, JACKSONVILLE, FL | 137,000 SF Strategy Presentation – October 23, 2019